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                                                                    EXHIBIT 10.2

               ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

                         FORM OF STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") is made as of the effective date specified in the attached Notice of Restricted Stock Award (the "Effective Date") by and between ARCADIA RESOURCES, INC., a Nevada corporation (the "Company"), and the undersigned employee of the Company or one or more of the Company's subsidiaries or other person eligible to participate in the Company's 2006 Equity Incentive Plan ("Grantee"). The Company and Grantee are sometimes referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     A. The Company desires that Grantee exert his or her utmost efforts to improve the business and increase the assets of the Company.

     B. As a matter of separate inducement and not in lieu of salary, other compensation or benefits payable for the services of Grantee, the Company desires to grant Grantee the right and option, but not the obligation, to purchase shares of the Company's fully-paid and non-assessable common stock (the "Common Stock"). Shares of the Common Stock are individually referred to as a "Share" and collectively as the "Shares."

     C. Any Option granted under this Agreement is granted in accordance with the Company's 2006 Equity Incentive Plan (the "Plan") and the terms and provisions of the Plan shall govern the grant of said Option hereunder, unless otherwise provided in this Agreement as permitted by the Plan.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth below, and other good and valuable consideration, the adequacy and receipt of which are acknowledged, the Parties agree as follows:

     1. GRANT OF OPTION. Subject to and contingent on satisfaction of all of the terms and conditions of this Agreement and the Plan, the Company hereby grants to Grantee the right and option to purchase from the Company, during the Term of the Option and at the Exercise Price, up to the aggregate number of Shares of the Common Stock specified in the Notice of Award (the "Option"), attached hereto and incorporated herein by reference, contingent on and subject to vesting and forfeiture as specified herein and the terms in the Notice of Award. Nothing in this Agreement shall confer upon Grantee any right to commence or continue employment with the Company or of any of its subsidiaries, nor interfere in any way with the right of the Company or any subsidiary to terminate Grantee's employment in accordance with Grantee's terms of employment which are on an AT WILL basis unless specified otherwise in a written employment agreement.

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     2. NATURE OF OPTION. If designated in the Notice as an Incentive Stock
Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, notwithstanding such designation, to the extent that the aggregate fair market value of Shares subject to an Option designated as an Incentive Stock Option which becomes exercisable for the first time by Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as a Non-Qualified Stock Option. For this purpose, an Incentive Stock Option shall be taken into account in the order in which it was granted, and the fair market value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded. Grantee has been advised to seek independent legal and tax counsel with respect to the taxation consequences to Grantee of the grant and exercise of the Option.

     3. EXERCISE PRICE. The exercise price of each Share subject to the Option shall be the price per Share specified in the Notice of Award (the "Exercise Price"). Payment shall be made in cash or by any other method specified in or permitted by the Plan or in the Notice of Award.

     4. VESTING. The Option shall vest as described in the Notice of Award. Grantee shall have the right to exercise any vested Option. Subject to the terms of the Plan, upon any termination of employment, whether by the Company or Grantee, whether for cause or without cause, all unvested Options shall be automatically forfeited and shall be null and void, except to the extent, if any, provided otherwise in the Notice of Award.

     5. TERM OF OPTION. Grantee may first exercise the Option on the first day after the Vesting Date as set forth in the Notice of Award and shall end at 5:00 p.m. (New York City time) on the Expiration Date specified in the Notice of Award (the "Term"). Upon the expiration of the Term, the Option, to the extent not exercised before then, shall automatically terminate and become null and void, and Grantee shall then have no right to exercise the Option.

     6. EXERCISE OF OPTION. The Option, subject to vesting requirements, may be exercised using the Notice of Exercise, attached hereto as Exhibit A and incorporated herein by reference, within the Term, at any time or from time to time, provided that each exercise of the Option shall be conditioned and contingent on the satisfaction of all of the terms and conditions of this Agreement and exercised in accordance with the Plan. In addition, the Option may not be exercised in quantities of less than ten thousand (10,000) Shares at any one time or all of the remaining Shares then exercisable under the Option, if less than ten thousand (10,000) Shares. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any applicable laws.

     7. TAX WITHHOLDINGS. Pursuant to the provisions of the Plan, Grantee shall be responsible for all tax obligations arising from the grant and vesting of the Option and Grantee also agrees to the withholding of taxes as the Company deems necessary as required by law or regulation. Prior to any event in connection with the Option (e.g., vesting or exercise) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the "Tax Withholding Obligation"), Grantee must arrange for the satisfaction of the minimum amount of such Tax

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Withholding Obligation in a manner acceptable to the Company. The Company does not make any representation or undertaking regarding the treatment of any tax withholding in connection with the grant, vesting or exercise of the Option or the subsequent sale of Shares subject to the Option. The Company does not commit and is under no obligation to structure the Option to reduce or eliminate Grantee's tax liability.

     8. NONTRANSFERABILITY. This Agreement and the Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Company. This Agreement and the Option, if a Non-Qualified Stock Option, shall not be transferred, pledged, assigned, hypothecated or disposed of in any manner or by operation of law, except as permitted in the case of death, by will or the laws of descent and distribution or during Grantee's lifetime to Grantee's "family member" (as defined in Form S-8) through gift or domestic relations order as permitted by Form S-8 (as currently in effect or as it may be amended) and the Plan. In no event shall this Agreement and the Options be subject to execution, attachment, or similar process. The terms of the Option shall be binding upon the executors, administrators, heirs, and permitted successors and transferees of the Grantee. No such transfer which is permitted hereunder shall be effective unless written notice of the same shall have been given before such transfer to the Company and the Company shall have given its written acknowledgment of the permissibility of the transfer.

     9. CHANGES IN CAPITAL STRUCTURE. In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company's business structure or sale or transfer of all or any part of the Company's business or assets or other event defined in the Plan (referred to as a "Capital Adjustment"), the number of Shares subject to this Agreement shall be adjusted by the Company consistent with such Capital Adjustment as provided in the Plan.

     10. SECURITIES LAW COMPLIANCE. Grantee agrees that each exercise and all transfers or other dispositions of any interest in the Option permitted hereunder shall be made in compliance with applicable laws and the Company's policies on insider trading in effect from time to time.

     11. PLAN. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions of this Agreement and the Plan. Grantee has reviewed this Agreement, the Notice and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement or the Notice and fully understands all provisions of this Agreement, the Notice and the Plan. Grantee hereby agrees that all questions of interpretation and administration relating to this Agreement, the Notice and the Plan shall be resolved by the Committee in accordance with
Section 6 of the Plan.

     12. ISSUANCE OF SHARE CERTIFICATES. The Company shall not be required to issue or deliver any certificate for Shares issuable upon the exercise of the Option, except if required by

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applicable state law. Grantee agrees to the imprinting, so long as the Company determines is required, of a legend on any stock certificate evidencing Shares to effectuate compliance with the terms of the Plan, this Agreement, the Notice of Award and applicable law.

     13. NO SHAREHOLDER RIGHTS. Grantee shall have no rights as a shareholder relative to any Shares as to which the Option shall not have been exercised and payment made as herein provided.

     14. GOVERNING LAW AND ARBITRATION. This Agreement and all disputes arising out of or related to the Option and the Shares shall be governed by and construed in accordance with the laws of the State of Michigan, notwithstanding the fact that either Party is now or may hereafter become domiciled or located in a different state. Any such dispute, controversy or claim shall be resolved at arbitration in accordance with the rules of the American Arbitration Association, except for any equitable or injunctive relief sought under this Agreement. The arbitration shall be held at a location within Collier County, Florida. The parties hereto agree that any arbitration award rendered on any claim submitted to arbitration shall be final and binding upon the parties and not subject to appeal and that judgment may be entered upon any arbitration award by any court of competent jurisdiction. The parties hereto agree that the expenses of any arbitration shall be borne equally by the parties to the proceeding, provided that each party shall bear its own attorneys fees and costs of its own experts, evidence and the like. Notice of the demand for arbitration shall be given in writing to the other party to this Agreement no later than within six (6) months from the date the party asserting the claim should reasonably have been aware of the same but in no event later than the period specified by the applicable statute of limitations. The failure to give such notice shall operate to then bar any action, liability and damages arising from or related to such alleged dispute or claim, with the same force and effect as if the applicable statute of limitations had expired. Grantee acknowledges and agrees that by making this agreement to submit all claims to binding arbitration, Grantee hereby waives the right to litigate in a court of law, and to trial by jury if applicable.

     15. BINDING EFFECT AND WAIVER OF BREACH. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The waiver of breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Each and every right, remedy and power hereby granted to any Party or allowed it by law shall be cumulative and not exclusive of any other.

     16. SEVERABILITY. If any of the provisions of this Agreement or the application thereof to any Party under any circumstances is adjudicated to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement or the application thereof.

     17. INTERPRETATION OF AGREEMENT. Where appropriate in this Agreement, words used in the singular shall include the plural, and words used in the masculine shall include the feminine and neuter. All headings that are used in this Agreement are for the convenience of the reader only and shall not be used to limit or construe any of the provisions hereof.

     18. SURVIVAL OF PROVISIONS. The representations, warranties, covenants, obligations and undertakings of Grantee under this Agreement are continuing and shall survive the exercise of any or all Shares subject to the Option, as well as termination of the Term of the Option.

     19. AMENDMENT OF AGREEMENT. The terms and provisions of this Agreement may be altered or amended in any of their provisions only by the mutual written agreement of the Parties hereto.

     20. SUCCESSORS. The Agreement shall inure to the benefit of the Company and its successors in interest and assigns, but may not be assigned or delegated by Grantee.

     21. ADVICE OF COUNSEL. Grantee is entering into this contract freely and voluntarily and has been advised to seek the advice of her legal counsel prior to entering into this Agreement.

     22. ENTIRE AGREEMENT. This Agreement, the Plan and the Notice (attached hereto) (collectively, the "Award Documents") constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other previous or contemporaneous communications, representations, understandings, agreements, negotiations and discussions, either oral or written, between the Parties with respect to the subject matter hereof, including Grantee's employment agreement with the Company to the extent, if any, that it purports to contradict or vary the terms of the Award Documents. The Parties acknowledge and agree that there are no written or oral agreements, understandings, or representations, directly or indirectly related to the Award Documents that are not set forth therein.

     23. COUNTERPART/FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement. For purposes of this Agreement, a facsimile or PDF signature shall be valid and enforceable as an original.

     24. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein by reference.

     25. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to Grantee at its address as shown in these instruments, the Company at its principal office, or to such other address as such party may designate in writing from time to time to the other party.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.


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                                        ARCADIA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------

ACCEPTED AND AGREED TO BY GRANTEE:

-------------------------------------
Print Name of Holder


-------------------------------------
Signature of Holder

-------------------------------------
Social Security Number

-------------------------------------
Date

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               ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

NAME OF GRANTEE: ___________________________________

ADDRESS OF GRANTEE: ________________________________

                    ________________________________

                    ________________________________

EFFECTIVE DATE OF AWARD: ___________________________

AGGREGATE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO OPTION:

                                               Up to __________ Shares in total.

EXERCISE PRICE: $___________ per Share.

VESTING DATE: Options shall vest as follows: ________________

EXPIRATION DATE: _________________, _______ or earlier as set forth in the Plan.

NATURE OF OPTION: ______ Incentive Stock Option

                  ______ Non-Qualified Stock Option

OTHER: _____________________________

                                        ARCADIA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------

ACCEPTED AND AGREED TO BY HOLDER:

-------------------------------------
Print Name of Holder


-------------------------------------
Signature of Holder

-------------------------------------
Social Security Number

-------------------------------------
Date

                                    EXHIBIT A

               ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

                       NOTICE OF EXERCISE OF STOCK OPTION
                       TO PURCHASE SHARES OF COMMON STOCK

TO: Arcadia Resources, Inc.

     The undersigned hereby exercises the Option to purchase _______ Shares of the Company's Common Stock pursuant to and contingent on satisfaction of all terms and conditions of the Stock Option Agreement effective as of _____________, and hereby remits $________________ as payment in full of the Exercise Price and tax withholdings.

                                        ----------------------------------------
                                        Name (print)


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Social Security or Taxpayer I.D. Number

                                        ----------------------------------------
                                        Address

                                        ----------------------------------------
                                        City, State Zip Code

Dated:
       -------------


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